UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 28, 2020, the Board of Directors (the “Board”) of GI Dynamics, Inc. (the “Company”) increased the size of the Board from four to five directors and elected Dr. Praveen Tyle, Ph.D. to fill such vacancy and serve as a Class III director to serve until the 2020 Annual Meeting of Stockholders and thereafter in accordance with the Company’s Bylaws until his successor is duly elected and qualified or his earlier resignation, removal or death. In relation to potential committee appointments, it is currently proposed that Dr. Tyle will join the Company’s compensation committee, possibly as chair, and become a member of the audit committee.

Dr. Tyle will be compensated for his service on the Board pursuant to the terms and conditions of a board member agreement (the “Board Member Agreement”), a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, in accordance with the Company’s Non-Employee Director Compensation Policy (the “Policy”), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Board Member Agreement and the Policy, the Company shall pay to Dr. Tyle an annual retainer of $50,000, plus any annual committee fees, if any. In addition, on February 28, 2020, the Board granted, subject to stockholder approval, Dr. Tyle non-qualified stock options (the “Options”) to purchase 30,000 shares of the Company’s common stock, par value $0.01 per share, at an exercise price equal to the fair market value per share as of the grant date, which Options shall fully vest on the one year anniversary of the grant date, subject to Dr. Tyle’s continued service on the Board. In the event of a change of control of the Company (as defined in the award documents), the Options shall become vested in full.

In addition, Dr. Tyle will enter into the Company’s standard indemnification agreement, a form of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

There was no understanding or arrangement between Dr. Tyle and any other person pursuant to which Dr. Tyle was elected as a director. There are no related party transactions involving the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K related to Dr. Tyle.

A copy of the Australian Securities Exchange announcement regarding Mr. Tyle’s election is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1†	Non-Employee Director Compensation Policy, incorporated by reference to Exhibit 10.1 of GI Dynamics Inc.’s Current Report on Form 8-K, filed with the SEC on September 12, 2014.

10.2†	Board Member Agreement by and between GI Dynamics, Inc. and Praveen Tyle.

10.3†	Form of Indemnification Agreement incorporated by reference to Exhibit 10.4 of GI Dynamics, Inc.’s Quarterly Report on Form 10-Q, filed with the SEC on November 10, 2014.

99.1	Australian Securities Exchange announcement of GI Dynamics, Inc. dated March 2, 2020 (Australian Eastern Daylight Time)

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: March 3, 2020	/s/ Charles Carter
Charles Carter
Chief Financial Officer

2